STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2002-1

Distribution Number	17
Beginning Date of Collection Period	21-Jul-03
End Date of Collection Period	19-Aug-03
Distribution Date	20-Aug-03
Previous Distribution Date	21-Jul-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advance/Reimbursement	40,027,667.34
Principal Collections	34,824,852.66
Collections of Interest (net of Servicing Fee and principal recoveries)	4,925,397.42
Servicing fee	277,216.05
Principal recovery	201.21
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	40,027,667.34
Interest Paid to Certificates	600,279.21
Principal Paid to Certificates	35,296,805.88
Equity Certificate	3,853,366.20
Servicing Fee	277,216.05

Balance Reconciliation

Begin Principal Balance	665,318,509.97
Principal Collections (including repurchases)	34,824,852.66
Charge off Amount	471,953.22
End Principal Balance	630,021,704.09

Collateral Performance
Cash Yield (% of beginning balance)	9.38%
Charge off Rate (net of principal recoveries; % of beginning balance)	0.85%
Net Yield	8.53%

Delinquent Loans
30-59 days principal balance of loans	21,891,359.04
30-59 days number of loans	232
60-89 days principal balance of loans	5,226,806.06
60-89 days number of loans	50
90+ days principal balance of loans	18,494,997.40
90+ days number of loans	214

Home Equity Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	7,241
Number outstanding end of period	6,931
Number that went into REO	11
Principal Balance that went into REO	1,084,287.71

Overcollateralization
Begin OC Amount	191,413,823.01
OC Release Amount	0.00
Extra Principal Distribution	0.00
End OC Amount	191,413,823.01

Target OC Amount	191,413,823.01
Interim OC Amount	191,413,823.00
Interim OC Deficiency	0.00

Monthly Excess Cashflow	3,853,366.20

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Principal Balance as Percent of Total Original Certificate Balance	43.28%

Interest Calculations
1 month LIBOR	1.10000%
Class A Formula Rate (1-mo. Libor plus 37bps)	1.47000%
Class A Pass-Through Rate	1.47000%
Class M Formula Rate (1-mo. Libor plus 82bps)	1.92000%
Class M Pass-Through Rate	1.92000%
Available Funds Cap	10.34650%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	35.404093
2. Principal Distribution per $1,000	34.831217
3. Interest Distribution per $1,000	0.572876

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.47000%
2. Days in Accrual Period	30

3. Class A Interest Due	516,029.74
4. Class A Interest Paid	516,029.74
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Certificate Principal Balance, BOP	421,248,766.53
2. Class A Principal Due	31,374,950.17
3. Class A Principal Paid	31,374,950.17
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Certificate Principal Balance, EOP	389,873,816.36

7. Class A Certificate Principal Balance as a % of the Original Class A Certificate Principal Balance, EOP
8. Class A Certificate Principal Balance as a % of the Pool Balance, EOP	0.6188260

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	35.579463
2. Principal Distribution per $1,000	34.831217
3. Interest Distribution per $1,000	0.748246

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.92000%
2. Days in Accrual Period	30

3. Class M Interest Due	84,249.47
4. Class M Interest Paid	84,249.47
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Certificate Principal Balance, BOP	52,655,920.44
2. Class M Principal Due	3,921,855.71
3. Class M Principal Paid	3,921,855.71
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Certificate Principal Balance, EOP	48,734,064.73

7. Class M Certificate Principal Balance as a % of the Original Class M Certificate Principal Balance, EOP
8. Class M Certificate Principal Balance as a % of the Pool Balance, EOP	0.0773530